Exhibit 10.4

COLLATERAL AGREEMENT

Made by

EACH OF THE GRANTORS PARTY HERETO

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

June 17, 2014

i

4.16	Commercial Tort Claims	22
4.17	Landlord’s Access Agreements; Bailee Letters	22

ARTICLE V RIGHTS, DUTIES AND POWERS OF ADMINISTRATIVE AGENT		22

5.01	Discharge Encumbrances	22
5.02	Licenses and Rights to Use Collateral	22
5.03	Cumulative and Other Rights	22
5.04	Disclaimer of Certain Duties	23
5.05	Modification of Secured Obligations; Other Security	23
5.06	Investment Related Property	24

ARTICLE VI EVENTS OF DEFAULT		24

6.01	Remedies	24
6.02	Attorney-in-Fact	27
6.03	[Reserved]	28
6.04	Liability for Deficiency	28
6.05	Reasonable Notice	28
6.06	Non-judicial Enforcement	28
6.07	Grantors Remain Liable	28

ARTICLE VII MISCELLANEOUS PROVISIONS		29

7.01	Notices	29
7.02	Amendments and Waivers	29
7.03	Reserved	29
7.04	Possession of Collateral	29
7.05	Redelivery of Collateral	29
7.06	Governing Law; Jurisdiction; Waiver of Jury Trial	30
7.07	Continuing Collateral Agreement	30
7.08	Termination	30
7.09	Counterparts; Effectiveness	31
7.10	No Personal Liability of Directors, Officers, Employees and Stockholders	31
7.11	Administrative Agent	31
7.12	Additional Grantors	32
7.13	Acknowledgments and Agreements by Grantors and each issuer of Pledged Equity Interests	32

EXHIBITS

A                                       General Information

B                                       Intellectual Property

C                                       Financing Statements

D                                       Accounts, Pledged Equity Interests, Instruments, Commercial Tort Claims & Letters of Credit

E                                        Form of Collateral Agreement Supplement

F                                         Form of Perfection Certificate

ii

COLLATERAL AGREEMENT

This COLLATERAL AGREEMENT (this “Agreement”) is made as of June 17, 2014, by US ECOLOGY, INC., a Delaware corporation (“Borrower”), each of the Subsidiaries of Borrower identified as Grantors on the signature pages hereto and each of the Subsidiaries of Borrower party hereto from time to time as an Additional Grantor (as herein defined) (the “Subsidiary Guarantors” and, collectively with Borrower, the “Grantors”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”), for the benefit of the Secured Parties (as defined below).

W I T N E S S E T H:

A.                                    Borrower intends to enter into that certain Credit Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Borrower, each lender from time to time party thereto and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender;

B.                                    Subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Secured Hedge Agreements with one or more Hedge Banks and one or more Secured Cash Management Agreements with one or more Cash Management Banks;

C.                                    Each of the Grantors intends to enter into that certain Guaranty, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”), by the Grantors party thereto in favor of the Administrative Agent, pursuant to which the Grantors will guarantee the Guaranteed Obligations (as defined in the Guaranty Agreement);

D.                                    In consideration of the extensions of credit and other accommodations of the Lenders, Hedge Banks and Cash Management Banks as set forth in the Loan Documents, Secured Hedge Agreements and Secured Cash Management Agreements, each Grantor has agreed to secure such Grantor’s Secured Obligations as set forth herein; and

E.                                     It is a condition precedent to the making of the loans and other financial accommodations under the Credit Agreement that each Grantor shall have executed and delivered this Agreement.

NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Grantor and the Administrative Agent hereby agree as follows:

ARTICLE I

DEFINITIONS

1.01                        Definitions.  When used herein, (a) the terms Account, As-Extracted Collateral, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Deposit Account, Document, Equipment, Farm Products, Financial Asset, Fixture, Goods, Instrument, Inventory, Investment Property, Letter of Credit, Letter of Credit Rights, Manufactured Homes, Record, Securities Account, Security, Security Entitlement, Supporting Obligations and Uncertificated Security have the respective meanings assigned thereto in the Code (as defined below) and if defined in more than one article of the Code shall have the meaning set forth in Article 9 thereof; (b) capitalized terms which are not otherwise defined have the respective meanings assigned thereto in the Credit Agreement; and (c) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

“Account Debtor” means the party who is obligated on or under any Account Receivable, Chattel Paper, Contract Right or General Intangible.

“Account Receivable” means any Account, including without limitation any right of a Grantor to payment for goods sold or leased or for services rendered.

“Additional Grantor” shall have the meaning assigned in Section 7.12.

“Administrative Agent” shall have the meaning assigned in the preamble hereto.

“Agreement” shall have the meaning assigned in the preamble hereto.

“Borrower” shall have the meaning assigned in the preamble hereto.

“Code” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral is governed by the Uniform Commercial Code as in effect in any jurisdiction other than the State of New York, “Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

“Collateral” shall have the meaning assigned in Section 2.01.

“Collateral Agreement Supplement” shall have the meaning assigned in Section 7.12.

“Computer Hardware and Software” means all of a Grantor’s rights (including rights as licensee and lessee) with respect to (i) computer and other electronic data processing hardware, including all integrated computer systems, central processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (ii) all software programs designed for use on the computers and electronic data processing hardware described in clause (i) above, including all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) any firmware associated with any of the foregoing; and (iv) any documentation for hardware, software and firmware described in clauses (i), (ii) and (iii) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

“Contract(s)” means all contracts or other agreements between a Grantor and one or more additional parties.

“Contract Rights” means all rights of a Grantor (including, without limitation, all rights to payment) under each Contract.

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming a Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any Copyright (including, without limitation, all Copyright Licenses set forth in Exhibit B hereto).

“Copyrights” means all domestic and foreign copyrights, whether registered or unregistered, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by a Grantor (including, without limitation, all copyrights described in Exhibit B hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Credit Agreement” shall have the meaning assigned in the recitals hereto.

“Excluded Accounts” means any (i) Deposit Accounts (x) with a value of less than $100,000 individually and $500,000 in the aggregate (y) used solely as a tax or payroll account, escrow account, trust account, flexible spending benefit account or pension account or (z) that are zero balance accounts, (ii) Securities Accounts or Security Entitlements with a value of less than, or having funds or other assets credited thereto with a value of less than, $100,000 individually and $500,000 in the aggregate and (iii) Commodity Accounts or Commodity Contracts with a value of less than, or having funds or other assets credited thereto with a value of less than, $100,000 individually and $500,000 in the aggregate.

“Excluded Property” means (a) any license, permit, or authorization issued by any Governmental Authority, but solely to the extent a security interest in such license, permit or authorization is prohibited under applicable law or under the terms of any such license, permit, or authorization (unless such applicable law or such terms would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Code (or any successor provision or provisions)), provided that the Proceeds (and the rights to Proceeds so long as the rights to Proceeds do not in and of themselves constitute Excluded Property) of any such license, permit or authorization shall constitute Collateral except to the extent prohibited by any applicable law, rule or regulation or the terms of any such license, permit or authorization, (b) any lease, license, contract or agreement, and any assets or property covered by any of the foregoing, that is pursuant to the terms thereof (but only to the extent permitted under Section 9.10 of the Credit Agreement) or any mandatory provisions of applicable law, prohibited from being pledged as security or create a right of termination in favor of any other party thereto (other than any Grantor) (unless such prohibition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Code (or any successor provision or provisions)); provided that, with respect to this clause, upon the termination of such prohibitions for any reason whatsoever or in the event such prohibitions are or become unenforceable under applicable law, such foregoing property shall automatically become Collateral hereunder; and provided further that the foregoing exclusions shall not include any Proceeds of any such Excluded Property; (c) any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law; (d) any Equity Interest in any Non-Guarantor Subsidiary except Equity Interests in any First Tier Foreign Subsidiary not in excess of 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2)) (provided that the issued and outstanding Equity Interests in such First Tier Foreign Subsidiary not so entitled to vote shall not be excluded under this clause (d)); (e) any motor vehicles and other assets subject to a certificate of title; provided that the Proceeds of any such motor vehicles or other assets that do not in and of themselves constitute Excluded Property shall be included as Collateral; (f) any assets or property subject to Liens permitted under Section 9.2(h) of the Credit Agreement for which the terms of the related Indebtedness prohibit the Liens granted under the Loan Documents or create a right of termination in favor of any other party thereto (other than a Grantor) (unless such terms would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Code (or any successor provision or provisions)) (it being understood and agreed that such property will cease to be Excluded Property immediately and automatically at such time as such prohibitions cease to exist); (g) Deposit Accounts used solely as a tax or payroll account, escrow account, trust account, flexible spending benefit account or pension account; (h) all fee owned and leasehold interests in real property; and (i) any assets as to which the Administrative Agent and Borrower agree that the cost of obtaining a security interest in or perfection thereof are excessive in relation to the benefit to the Secured Parties of the security to be afforded thereby.

“General Intangibles” means all of a Grantor’s “general intangibles” as defined in the Code and, in any event, includes (without limitation) all of such Grantor’s trademarks and goodwill of the business relating thereto, trade names, Patents, Copyrights, Trademarks, Trade Secrets, customer lists, inventions, designs, software programs, mask works, registrations, licenses, franchises, tax refund claims, guarantee claims, security interests, rights to indemnification, payment intangibles, all contractual rights and obligations or indebtedness owing to such Grantor from whatever source arising, all things in action, rights represented by judgments, claims arising out of tort and other claims relating to the Collateral (including the right to assert and otherwise be the proper party of interest to commence and prosecute actions), and all rights in respect of any pension plan or similar arrangement maintained for employees of such Grantor.

“Grantors” shall have the meaning assigned in the preamble hereto.

“Guarantee” means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).

“Guaranty Agreement” shall have the meaning assigned in the recitals hereto.

“Guaranteeing Grantor” shall have the meaning assigned in Section 7.03.

“Insurance” means (i) all insurance policies covering any or all of the Collateral (regardless of whether the Administrative Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” means all past, present and future: trade secrets and other proprietary information; Trademarks, service marks, business names, designs, logos, indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; Copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and Patents; industrial designs, industrial design applications and registered industrial designs; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; and all common law and other rights throughout the world in and to all of the foregoing.

“Intellectual Property Security Agreements” means the intellectual property security agreements, and any supplements thereto, executed by each of the Grantors and delivered herewith.

“Investment Accounts” means the Securities Accounts, Commodity Accounts and Deposit Accounts.

“Investment Related Property” means:  (i) all “investment property” (as such term is defined in Article 9 of the Code) and (ii) all of the following (regardless of whether classified as investment property under the Code): all Pledged Equity Interests, Pledged Debt, Investment Accounts and certificates of deposit.

“Laws” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, binding government approvals, binding written government interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators.

“Licensed Intellectual Property” shall have the meaning assigned in Section 3.10(a).

“Licenses” means, collectively, the Copyright Licenses, the Trademark Licenses, the Patent Licenses and the Trade Secret Licenses.

“Material Intellectual Property” shall mean Intellectual Property owned by a Grantor, or licensed by a Grantor pursuant to a License, included in the Collateral that is material to the business of a Grantor or is otherwise of material value.

“Obligor” means any Person liable (whether directly or indirectly, primarily or secondarily) for the payment or performance of any of the Secured Obligations whether as maker, co-maker, endorser, guarantor, accommodation party, general partner or otherwise.

“Other Obligor” means, with respect to any Grantor, each Obligor other than such Grantor.

“Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming such Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Exhibit B hereto).

“Patents” means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Exhibit B hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Payment in Full of the Secured Obligations” shall have the meaning assigned to “payment in full” in Section 1.2 of the Credit Agreement.  The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein or in any other document with respect to the Secured Obligations shall have the correlative meanings.

“Perfection Certificate” means the certificate substantially in the form of Exhibit F dated as of the date hereof and delivered by the Grantors to the Administrative Agent.

“Permits” means any and all actions, approvals, certificates, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights, registrations or licenses of or from any Governmental Authority.

“Pledged Debt” means all indebtedness for borrowed money owed to a Grantor, whether or not evidenced by any Instrument, including, without limitation, all indebtedness described on Exhibit D under the heading “Pledged Debt” (as such exhibit may be amended or supplemented from time to time), issued by the obligors named therein, the instruments, if any, evidencing such any of the foregoing, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

“Pledged Equity Interests” means all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and any other participation or interests in any equity or profits of any business entity.

“Pledged LLC Interests” means all interests in any limited liability company and each series thereof including, without limitation, all limited liability company interests listed on Exhibit D under the heading “Pledged LLC Interests” (as such exhibit may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of a Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and all rights to any capital account of the related limited liability company interests and all rights as a member of the related limited liability company including all of a Grantor’s aggregate rights in any limited liability company and each series thereof howsoever characterized or arising, including, without limitation, (i) the right to a share of the profits and losses of the limited liability company, (ii) the right to receive distributions from the limited liability company, and (iii) the right to vote and participate in the management of the limited liability company.

“Pledged Partnership Interests” means all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Exhibit D under the heading “Pledged Partnership Interests” (as such exhibit may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of a Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and all rights to any capital account of the related partnership interests and all rights as a partner of the related partnership including all of a Grantor’s aggregate rights in any partnership and each series thereof howsoever characterized or arising, including, without limitation, (i) the right to a share of the profits and losses of the partnership, (ii) the right to receive distributions from the partnership, and (iii) the right to vote and participate in the management of the partnership.

“Pledged Stock” means all shares of capital stock owned by a Grantor, including, without limitation, all shares of capital stock described on Exhibit D under the heading “Pledged Stock” (as such exhibit may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of a Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Proceeds” means:  (i) all “proceeds” as defined in Article 9 of the Code; and (ii) shall include all dividends, payments or distributions made with respect to any Investment Related Property and whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary (in each case, regardless of whether characterized as proceeds under the Code).

“Registered Intellectual Property” shall have the meaning assigned in Section 3.10(a).

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary Guarantor” shall have the meaning assigned in the recitals hereto.

“Trade Secret Licenses” means all licenses, contracts or other agreements, whether written or oral, naming a Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any Trade Secret (including, without limitation, all Trade Secret Licenses set forth in Exhibit B hereto).

“Trade Secrets” means all domestic and foreign trade secrets and all other confidential or proprietary information and know-how whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret.

“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming a Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all inventory now or hereafter owned by a Grantor and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Exhibit B hereto).

“Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by a Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/as, Internet domain names, trade styles, designs, logos and other source or business identifiers described in Exhibit B hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of such Grantor relating to the distribution of products and services in connection with which any of such marks are used.

ARTICLE II

SECURITY INTEREST

2.01                        Grant of Security Interest.  As security for the prompt and complete payment and performance of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following personal property of such Grantor, in each case whether now or hereafter existing or in which any Grantor now has or hereafter acquires an interest and wherever the same may be located (collectively, but exclusive of any Excluded Property, the “Collateral”):

(i)                                     Accounts Receivable;

(ii)                                  Certificated Securities;

(iii)                               Chattel Paper;

(iv)                              Computer Hardware and Software and all rights with respect thereto, including, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

(v)                                 all Contracts, together with all Contract Rights arising thereunder;

(vi)                              Documents;

(vii)                           General Intangibles;

(viii)                        Goods (including all of its Equipment, Fixtures and Inventory) and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

(ix)                              Instruments;

(x)                                 Insurance;

(xi)                              Intellectual Property, including without limitation all Copyrights, Patents, Trademarks and Trade Secrets, and all Licenses;

(xii)                           Investment Related Property (including without limitation, Deposit Accounts);

(xiii)                        Letters of Credit and Letter of Credit Rights;

(xiv)                       money (of every jurisdiction whatsoever);

(xv)                          Commercial Tort Claims to the extent specifically identified and the proceeds of any litigation, arbitration or similar proceeding;

(xvi)                       Uncertificated Securities; and

(xvii)                    Supporting Obligations;

together with all books, records, writings, databases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing.

2.02                        Certain Limited Exclusions.  Notwithstanding anything herein to the contrary, but subject to the last sentence of this Section 2.02, in no event shall the security interest granted under Section 2.01 attach to any Excluded Property.  Notwithstanding the foregoing, all Proceeds and rights to Proceeds (so long as the rights to Proceeds do not in and of themselves constitute Excluded Property) of the Excluded Property shall constitute Collateral hereunder and shall be included within the property and assets over which a security interest is granted under Section 2.01 except to the extent specifically provided in the definition of Excluded Property.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Secured Parties to accept this Agreement, each Grantor represents and warrants to the Administrative Agent (which representations and warranties will survive the creation of the Secured Obligations), that:

3.01                        Ownership of Collateral; Absence of Encumbrances and Restrictions.  Such Grantor is the sole legal and beneficial owner of the Collateral purported to be owned by it holding good and indefeasible title to the same, free and clear of all Liens except for Permitted Liens, and such Grantor has full right, power and authority to grant a security interest in such Collateral to the Administrative Agent (subject to any restrictions permitted under Section 9.10(a) of the Credit Agreement).

3.02                        No Required Consent.  Except for such authorizations, consents or approvals previously obtained and in effect, no authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or other Person is necessary or required for (i) the due execution, delivery and performance by such Grantor of this Agreement, (ii) the grant by such Grantor of the security interest granted by this Agreement, (iii) the perfection or maintenance of such security interest (including the first priority nature thereof (subject in priority to Permitted Liens)) (other than the filing of financing statements and the other documents required to perfect or maintain the perfection of the Liens granted hereby) or (iv) the exercise by the Administrative Agent of its rights and remedies under this Agreement, except as may be required by federal or state securities laws or antitrust laws (in connection with the disposition of the Collateral).

3.03                        Security Interest.  The grant of the security interest in and Lien on the Collateral pursuant to this Agreement creates a valid and continuing security interest in and Lien on the Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, enforceable against such Grantor (except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies) and, upon the filing of financing statements attached hereto as Exhibit C in the filing office for the locations of the Collateral and the Grantors that are on Exhibit A hereof, the security interests granted hereby which can be perfected by the filing of financing statements will be perfected, prior to all other Liens except Permitted Liens, and securing payment and performance of the Secured Obligations.

3.04                        No Filings By Third Parties.  Other than any financing statement or other public notice or recording naming the Administrative Agent as secured party therein on behalf of the Secured Parties or financing statements with respect to Permitted Liens, no financing statement or other public notice or recording covering the Collateral is on file in any public office and such Grantor has not signed and will not sign, any document or agreement authorizing the filing of any such financing statement or other public notice or recording prior to Payment in Full of the Secured Obligations.

3.05                        Name; No Name Changes.  The name of such Grantor set forth on Exhibit A hereto is the true and correct full legal name of such Grantor, and, except as described on Exhibit A hereto, such Grantor has not, during the preceding five (5) years, entered into any contract, agreement, security instrument or other document using a name other than, or been known by or otherwise used any name other than, the name used by such Grantor herein.

3.06                        Location of the Grantors and Collateral.  As of the date hereof (or, if later, the date of the most recent supplement to the Perfection Certificate delivered pursuant to Section 8.2(i) of the Credit Agreement), Grantor’s chief executive office, principal place of business, the locations of such Grantor’s records concerning Collateral and each location at which such Grantor maintains Inventory, Goods and Equipment having a fair market value in excess of $500,000 for such location are set forth on Exhibit A hereto.  Except as set forth on Exhibit A hereto as of the date hereof (or, if later, the date of the most recent supplement to the Perfection Certificate delivered pursuant to Section 8.2(i) of the Credit Agreement), none of the Inventory, Good or Equipment that is included in the Collateral having a fair market value in excess of $500,000 (per issuer, bailee or warehouseman, as applicable) is in the possession of an issuer of a Negotiable Document therefor or is otherwise in the possession of any bailee or warehouseman.

3.07                        Accounts, Instruments, Equity Interests, Claims and Letter of Credit Rights.  Exhibit D hereto sets forth, as of the date hereof (or, if later, the date of the most recent supplement to the Perfection Certificate delivered pursuant to Section 8.2(i) of the Credit Agreement), under the appropriate headings all of such Grantor’s: (1) Deposit Accounts, (2) Securities Accounts, (3) Pledged Equity Interests (4) Instruments (5) Commercial Tort Claims

and (6) Letter of Credit Rights for letters of credit.  Except as set forth on Exhibit D hereto, such Grantor is the sole entitlement holder or customer of each such account, and no Grantor has consented to or is otherwise aware of any Person other than the Administrative Agent having control within the meaning of Section 9-104 or Section 9-106 of the Code, as applicable, over any such Securities Account or Deposit Account or any Collateral held or deposited therein, in each case in which such Grantor has an interest.

3.08                        Taxpayer and Organizational Identification Number.  The federal taxpayer identification number, and state of formation or incorporation organizational identification number, if any, of each Grantor are set forth on Exhibit A hereto.

3.09                        Pledged Equity Interests; Pledged Debt.

(a)                                 Such Grantor is the record and beneficial owner of such Grantor’s Pledged Equity Interests free of all Liens, rights or claims of other Persons (except for the Liens in favor of the Administrative Agent under the Loan Documents and Permitted Liens) and, as of the date hereof, there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any of the Pledged Equity Interests. All the shares of the Pledged Equity Interests have been duly authorized and validly issued, are fully paid and nonassessable (to the extent such concepts are applicable to issuers that are corporations) and represent the legal, valid and binding obligation of the issuers thereof, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law.

(b)                                 Each item of Pledged Debt has (or solely with respect to issuers that are not Grantors or Subsidiaries of such Grantors, to such Grantor’s knowledge) been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law.  All of the issued and outstanding intercompany indebtedness evidenced by an instrument or certificated security of the respective issuers or obligors thereof owing to such Grantor constitutes Pledged Debt.

3.10                        Intellectual Property.

(a)                                 Exhibit B lists all Material Intellectual Property which is (i) registered with a Governmental Authority or is the subject of an application for registration, in each case which is owned by such Grantor in its own name on the date hereof (collectively, the “Registered Intellectual Property”), or (ii) used by such Grantor pursuant to a License, other than agreements for non-customized software that are commercially available on reasonable terms to the public (the “Licensed Intellectual Property”), in which case Exhibit B shall also list the applicable License.  Except as set forth in Exhibit B (as such exhibit may be amended or supplemented from time to time), such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to all such Registered Intellectual Property, and is entitled to use all such

Licensed Intellectual Property subject only to the license terms of the licensing or franchise agreements referred to in paragraph (c) below and Permitted Liens.  To the Grantor’s knowledge, such Grantor has the right to use all Intellectual Property which it uses in its business except as could not reasonably be expected to have a Material Adverse Effect.  Except as set forth in Exhibit B (as such exhibit may be amended or supplemented from time to time), such Grantor has made all filings and recordations necessary to record its ownership interest in its Registered Intellectual Property.

(b)                                 Except as set forth on Exhibit B, all Registered Intellectual Property is unexpired and has not been abandoned.  To the Grantor’s knowledge, all owned Material Intellectual Property is valid and enforceable except as could not reasonably be expected to have a Material Adverse Effect.  To the Grantor’s knowledge, neither the operation of such Grantor’s business as currently conducted nor the use of any Intellectual Property in connection therewith infringes, misappropriates, dilutes, misuses or otherwise violates the Intellectual Property rights of any other Person except as could not reasonably be expected to have a Material Adverse Effect.

(c)                                  Except as set forth in Exhibit B, on the date hereof (i) none of the Material Intellectual Property owned or licensed by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor (other than licensing or franchise agreements granted to suppliers, distributors or customers in the ordinary course of business) and (ii) there are no other agreements, settlements, consents, obligations, orders, injunctions, decrees or judgments, covenants not to sue, non-assertion assurances or releases to which the Grantor is a party which could reasonably be expected to have a Material Adverse Effect on the validity or enforceability or such Grantor’s use of any Material Intellectual Property owned by such Grantor, it being understood that Grantor’s rights to use Intellectual Property pursuant to any Licenses are governed by the terms of the related Licenses and therefore such terms shall not be considered to have a Material Adverse Effect.

(d)                                 To the knowledge of such Grantor, with respect to each License of Material Intellectual Property that is used in the operation of such Grantor’s business (other than agreements for non-customized software that are commercially available on reasonable terms to the public): (A) such License is valid, binding, enforceable and in full force and effect; (B) such Grantor has not received any notice of termination or cancellation under such License; (C) such Grantor has not received any notice of a breach or default under such License, which breach or default has not been cured; (D) neither such Grantor nor any other party to such License is in breach or default thereof in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such License, in each case except as could not reasonably be expected to have a Material Adverse Effect.

(e)                                  Except as set forth in Exhibit B, no holding, decision or judgment has been rendered by any Governmental Authority in the United States, Canada or in any other major market in which such Grantor currently operates business that would materially limit or cancel the validity or enforceability of, or such Grantor’s rights in, any Material Intellectual Property owned by such Grantor.

(f)                                   Except as set forth in Exhibit B, no action or proceeding is pending, or, to such Grantor’s knowledge, threatened against any Grantor, on the date hereof (i) seeking to limit, cancel or question the validity, enforceability, scope, registration, ownership or use of any Registered Intellectual Property other than in non-final office actions issued in the course of prosecution of applications for registration, or (ii) alleging that the conduct of such Grantor’s business infringes, misappropriates, dilutes, or otherwise violates any Intellectual Property rights of any other Person, in each case except as could not reasonably be expected to have a Material Adverse Effect.  To such Grantor’s knowledge, no Person has been or is engaging in any activity that infringes, misappropriates, dilutes, or otherwise violates Intellectual Property rights of such Grantor, in each case except as could not reasonably be expected to have a Material Adverse Effect.

(g)                                  Except as set forth in Exhibit B, such Grantor has, consistent with industry practices and as determined in its reasonable business judgment, performed all acts and has paid all required renewal, maintenance and other fees and taxes required to maintain each and every item of Registered Intellectual Property that is Material Intellectual Property in full force and effect.  Such Grantor has been using, consistent with industry standards and as determined in its reasonable business judgment, appropriate statutory notices of registration in connection with its use of registered Trademarks, proper marking practices in connection with its use of Patents, and appropriate notice of copyright in connection with its publication of Copyrights, in each case to the extent such Trademarks, Patents and Copyrights constitute Material Intellectual Property, except to the extent the failure to do so could not be reasonably expected to result in a Material Adverse Effect.

(h)                                 To the Grantor’s knowledge, none of the Trade Secrets that constitute Material Intellectual Property of such Grantor has been unlawfully used, divulged, disclosed or misappropriated to the detriment of such Grantor for the benefit of any other Person.  Such Grantor has taken commercially reasonable steps to protect the confidentiality of its Trade Secrets consistent with industry standards.

(i)                                     Such Grantor controls, to the extent possible, the nature and quality of all material products sold and all material services rendered under or in connection with all Trademarks of such Grantor that are Material Intellectual Property, in each case consistent with industry standards.

3.11                        Special Collateral.  None of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) timber to be cut, (5) health care insurance receivables or (6) aircraft, aircraft engines, satellites or ships.

3.12                        Accounts Receivable.  Each Account Receivable that is included in the Collateral (i) to such Grantor’s knowledge, is the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (ii) to such Grantor’s knowledge, is enforceable in accordance with its terms, subject to the applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iii) that is material to the conduct of the business of such Grantor, is not subject to any setoffs, defenses, taxes or counterclaims (except for setoffs, defenses, taxes or counterclaims in accordance with the Credit Agreement, Permitted Liens and refunds, returns, and allowances in the ordinary course of business, or that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Grantor) and (iv) is and will be in compliance with all applicable laws and regulations except to the extent such non-compliance could not reasonably be expected to result in a Material Adverse Effect.

3.13                        Perfection Certificate.  Each supplement to the Perfection Certificate delivered pursuant to Section 8.2(i) of the Credit Agreement shall be deemed to supplement the Exhibits hereto effective as of the date of delivery of such supplement to the Administrative Agent.

ARTICLE IV

COVENANTS AND AGREEMENTS

Each Grantor will at all times comply with the covenants and agreements contained in this Article IV, from the date hereof and until the Payment in Full of the Secured Obligations:

4.01                        Change in Location of Collateral or Grantor.  Such Grantor will not change the location of such Grantor’s chief executive office, principal place of business, location of such Grantor’s records concerning the Collateral or location of any tangible Collateral with fair market value in excess of $500,000 unless such Grantor gives the Administrative Agent at least ten (10) Business Days prior written notice thereof (or such shorter period as agreed to by the Administrative Agent) and shall have delivered to the Administrative Agent such new financing statements or other documentation as may be reasonably necessary or required by the Administrative Agent to ensure the continued perfection and priority of its security interest in the Collateral.

4.02                        Change in Grantor’s Name or Corporate Structure.  Without limiting any prohibition or restrictions set forth in the Credit Agreement or other Loan Documents, such Grantor will not change its name, identity, state of organization, organizational identification number, tax identification number or corporate structure (including, without limitation, any merger, consolidation or sale of substantially all of its assets) unless such Grantor shall have given the Administrative Agent at least ten (10) Business Days prior written notice thereof and shall have delivered to the Administrative Agent such new financing statements or other documentation as may be reasonably necessary or required by the Administrative Agent to ensure the continued perfection and priority of its security interest in the Collateral.

4.03                        Collateral in Possession of Third Parties.  If any Collateral with an aggregate fair market value in excess of $500,000 is at any time in the possession or control of any warehouseman, bailee, agent or independent contractor, such Grantor shall notify such Person of the Administrative Agent’s security interest in such Collateral.  Upon the Administrative Agent’s reasonable request, such Grantor shall instruct any such Person to hold all such Collateral for the Administrative Agent’s account subject to such Grantor’s instructions, or, if an Event of Default shall have occurred and be continuing, subject to the Administrative Agent’s instructions.

4.04                        Delivery of Collateral.  Such Grantor will deliver each letter of credit having a face amount in excess of $500,000 individually, if any, included in the Collateral to the Administrative Agent, in each case forthwith upon receipt by or for the account of such Grantor and shall use commercially reasonable efforts to cause the issuer of such letter of credit to consent to the assignment of proceeds of such letter of credit to the Administrative Agent.  After the occurrence and during the continuance of an Event of Default and upon the request of the Administrative Agent, if any Collateral becomes evidenced by a promissory note, trade acceptance, tangible Chattel Paper or any other instrument for the payment of money (other than checks or drafts in payment of Collateral collected by such Grantor in the ordinary course of business prior to notification by the Administrative Agent under Section 6.01(g)), such Grantor will immediately deliver such instrument or Chattel Paper to the Administrative Agent appropriately endorsed without reservation and, regardless of the form of presentment, demand, notice of dishonor, protest and notice of protest with respect thereto, such Grantor will remain liable thereon as an endorser until such instrument is paid in full.  In addition, such Grantor shall contemporaneously herewith (or, with respect to after acquired property, promptly after acquisition thereof) deliver to the Administrative Agent all instruments having a face amount in excess of $500,000 individually and all certificated securities in each case duly endorsed in blank or accompanied by transfer powers duly endorsed in blank.

4.05                        Maintenance of Security Interest.  Each Grantor shall maintain the security interest of the Administrative Agent hereunder in all of such Grantor’s Collateral as a valid, perfected, first priority Lien (subject in priority only to Permitted Liens), except, with respect to perfection only, (i) Excluded Accounts and (ii) letter of credit rights not constituting supporting obligations.

4.06                        Records and Inspection Rights.  Each Grantor shall keep accurate and complete (in all material respects) records of the Collateral (including proceeds thereof).

4.07                        Reimbursement of Expenses.  Each Grantor hereby assumes all liability for the Collateral, the security interests created hereunder and any use, possession, maintenance, management, enforcement or collection of any or all of the Collateral.  Each Grantor agrees, on a joint and several basis, to indemnify and hold the Administrative Agent harmless from and against and covenants to defend the Administrative Agent against any and all losses, damages, claims, costs, penalties, liabilities and reasonable expenses (including the reasonable and documented out-of-pocket fees, charges and disbursements of one primary counsel and appropriate local or special counsel, if reasonably necessary), incurred because of, incident to, or with respect to the Collateral (including, without limitation, any use, possession, maintenance or management thereof, or any injuries to or deaths of Persons or damage to property), except to the extent that such losses, damages, claims, costs, penalties, liabilities and reasonable expenses (a) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the Administrative agent or (b) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from a material breach by the Administrative Agent of its obligations under the Loan Documents.  All amounts for which any Grantor is liable pursuant to this Section 4.07 shall be due and payable by such Grantor to the Administrative Agent within ten (10) Business Days of demand therefor.  If such Grantor fails to make such payment within such ten (10) Business Day period (or if demand is not made due to an injunction or stay arising from bankruptcy or other proceedings) and the Administrative Agent pays such amount, the same shall be due and payable by such Grantor to the Administrative Agent, plus interest thereon from the date of the Administrative Agent’s demand (or from the date of the Administrative Agent’s payment if demand is not made due to such proceedings) at the rate determined in accordance with Section 5.1(b) of the Credit Agreement.

4.08                        Further Assurances.  Each Grantor agrees that from time to time, at the expense of such Grantor, it shall promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of any Collateral.  Without limiting the generality of the foregoing, each Grantor shall, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject such Grantor’s properties, assets, rights or interests that are required to become Collateral to the Liens now or hereafter intended to be covered by any of the Loan Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Loan Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which such Grantor or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.  Each Grantor hereby authorizes the Administrative Agent to file a Record or Records, including, without limitation, financing or continuation statements, Intellectual Property Security Agreements and amendments and supplements to any of the foregoing, in any jurisdictions and with any filing offices as the Administrative Agent may determine, in its reasonable discretion, are necessary or advisable to perfect or otherwise protect the security interest granted to the Administrative Agent herein.  Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Administrative Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Administrative Agent herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired, developed or created” or words of similar effect.  Each Grantor shall furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.  Notwithstanding anything to the contrary contained herein or in the Code but without limiting the rights and authorizations of the Administrative Agent hereunder, the Administrative Agent shall not be obligated to (i) prepare, record, file, re-record, or re-file any financing statement, perfection statement, continuation statement or other instrument in any public office or otherwise ensure the perfection or maintenance of any security interest granted pursuant to, or contemplated by, any Loan Document, (ii) take any necessary steps to preserve rights against any parties with respect to any Collateral, or (iii) take any action to protect against any diminution in value of the Collateral.

4.09                        Maintenance of Collateral.  Each Grantor shall (a) maintain, preserve and protect all of the material Collateral reasonably necessary in the operation of its business in good working order and condition, ordinary wear and tear, obsolescence and condemnation excepted; (b) make all reasonably necessary repairs thereto and renewals and replacements thereof; and (c) use the standard of care typical in the industry in the operation and maintenance of the Collateral, except in each case where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

4.10                        Use, Possession and Control of Collateral.  Such Grantor will not use any Collateral in violation in any material respect of any Law, or suffer it to be so used, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  Such Grantor shall procure and maintain in effect all Permits that are necessary to the ownership, use or possession of the Collateral, except to the extent the failure to procure and maintain such Permits could not reasonably be expected to result in a Material Adverse Effect.

4.11                        Collateral Attached to Other Property.  In the event that the Collateral may be considered attached or affixed to any immovable (real) property, such Grantor hereby agrees that this Agreement may be filed for record in any appropriate records as a financing statement which is a fixture filing.  In connection therewith, such Grantor will take whatever reasonable action is required by Section 4.08.  If such Grantor is not the record owner of such immovable (real) property, such Grantor will provide the Administrative Agent with any additional security agreements or financing statements reasonably requested by the Administrative Agent or required by applicable law for the perfection of the Administrative Agent’s security interest in the Collateral.  If the Collateral is wholly or partly affixed to the immovable (real) property or installed in or affixed to other goods and such Collateral has an aggregate fair market value in excess of $500,000, such Grantor will, on demand of the Administrative Agent, use its commercially reasonable efforts to furnish the Administrative Agent with landlord’s waivers, signed by all Persons having an interest in the immovable (real) property or other goods to which the Collateral may have become affixed, permitting the Administrative Agent to have access to the Collateral at all reasonable times and granting the Administrative Agent a reasonable period of time in which to remove the Collateral after the occurrence and during the continuance of an Event of Default.

4.12                        Intellectual Property.  Such Grantor will exercise promptly and diligently each and every right which it may have under each material License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each material License and will take all action necessary to maintain the material Licenses in full force and effect, in each case, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, provided that nothing set forth herein shall be construed to permit a change of business practice or trade dress that otherwise requires consent hereunder or under the Loan Documents.  Such Grantor will not cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any License, except as could not reasonably be expected to cause a Material Adverse Effect.  Such Grantor has duly executed and delivered one or more Intellectual Property Security Agreements covering all Intellectual Property reasonably necessary for the operation of such Grantor’s business as of the date hereof.  Such Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain such Trademarks in full force, free from any claim of abandonment for non-use, and such Grantor will not (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any such Intellectual Property may become invalidated, in each case, except as could not reasonably be expected to have a Material Adverse Effect.  Such Grantor will cause to be taken all necessary or advisable steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the owned Material Intellectual Property, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.  If any owned Material Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, such Grantor shall (x) upon obtaining knowledge of such infringement, misappropriation, dilution or other violation, promptly notify the Administrative Agent and (y) to the extent such Grantor shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as such Grantor shall deem appropriate under the circumstances to protect such Intellectual Property, in each case, except as the failure to do so could not reasonably be expected to have a Material Adverse Effect.  Such Grantor shall as soon as reasonably practicable after creation or consummation thereof (and in any event no later than the dates that any supplements to the Perfection Certificate are to be delivered pursuant to the Credit Agreement) furnish to the Administrative Agent statements, schedules and reports (which shall constitute supplements to the exhibits to this Agreement) identifying and describing Material Intellectual Property and Licenses of Material Intellectual Property (other than agreements for non-customized software that are commercially available on reasonable terms to the public) that are created or entered into after the date of this Agreement that are reasonably necessary for the operation of such Grantor’s business.  Following receipt by the Administrative Agent of any such statements, schedules or reports, or at any other time upon request of the Administrative Agent, the applicable Grantor shall promptly execute, authenticate and deliver any and all assignments, agreements (including applicable Intellectual Property Security Agreements), instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest hereunder in such Intellectual Property and the General Intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby appoints the Administrative Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the Payment in Full of the Secured Obligations.

4.13                        Deposit Accounts, Securities Accounts and Commodity Accounts.  On or prior to the date hereof such Grantor shall cause each bank and other financial institution at which such Grantor has a Deposit Account or a Securities Account existing as of the date hereof to execute and deliver to the Administrative Agent a control agreement in form and substance reasonably satisfactory to the Administrative Agent, duly executed by such Grantor and such bank or financial institution.  Upon opening any new Deposit Account or Securities Account after the date hereof, Grantor will promptly (and in any event within 30 days or such longer period as agreed by the Administrative Agent in its reasonable discretion) execute and deliver to the Administrative Agent a control agreement in form and substance reasonably satisfactory to the Administrative Agent, duly executed by such Grantor the bank or other financial institution acting as depositary bank or securities intermediary of such Deposit Account or Securities Account, as applicable.  Without the prior written consent of the Administrative Agent, such Grantor will not make or maintain any Deposit Account, Commodity Account or Security Account except for the accounts identified to the Administrative Agent in writing.  Such Grantor shall maintain any Commodity Account subject to the Administrative Agent’s control within the meaning of 9-106 of the Code.  The provisions of this paragraph shall not apply to the Excluded Accounts.

4.14                        Pledged Equity Interests, Investment Related Property.

(a)                                 Except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Pledged Equity Interest or other Investment Related Property, including, without limitation, upon the merger, consolidation, liquidation or dissolution of any issuer of any Pledged Equity Interest or Investment Related Property or otherwise, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of the Collateral without further action and (b) except as expressly provided otherwise in this Agreement, such Grantor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Administrative Agent over such Investment Related Property (including, without limitation, delivery thereof to the Administrative Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Administrative Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor.  Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid on, or distributed in respect of, the Pledged Equity Interests (other than any such dividends, interest and distributions paid in the form of Investment Related Property) and other Investment Related Property to the extent such dividends, interest and other distributions are permitted under the Loan Documents.

(b)                                 Voting.

(i)                                     So long as no Event of Default shall have occurred and be continuing and the Administrative Agent shall not have delivered notice to any Grantor, except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Loan Documents, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Documents, it being understood that neither the voting by such Grantor of any Pledged Stock for, or such Grantor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor’s consent to or approval of any action otherwise permitted under this Agreement and the Loan Documents, shall be deemed inconsistent with the terms of this Agreement or the Loan Documents within the meaning of this Section 4.14(b)(i) and no notice of any such voting or consent need be given to the Administrative Agent; and

(ii)           Upon the occurrence and during the continuation of an Event of Default and notice from the Administrative Agent to any Grantor:

(A)          all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(B)          in order to permit the Administrative Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Administrative Agent may utilize the power of attorney set forth in Section 6.03.

(c)                                  Except as expressly permitted by the Loan Documents, without the prior written consent of the Administrative Agent, such Grantor shall not vote to enable or take any other action to: (i) amend any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that could reasonably be expected to be material and adverse to the Secured Parties, (ii) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other Equity Interests of such issuer unless such Grantor or such issuer, as applicable, has first taken all reasonable actions to grant and perfect the Administrative Agent’s security interest in such Equity Interests (to the extent such Equity Interest will not constitute Excluded Property), or (iii) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the Code) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the Code unless such Grantor or such issuer, as applicable, has first taken all steps necessary or advisable to establish the Administrative Agent’s “control” thereof.

4.15                        [Reserved].

4.16                        Commercial Tort Claims.  Such Grantor shall advise the Administrative Agent promptly of any Commercial Tort Claim held by such Grantor in excess of $1,000,000 individually, or $2,000,000 in the aggregate, and shall promptly execute a supplement to this Agreement in form and substance reasonably satisfactory to the Administrative Agent to grant a security interest in such Commercial Tort Claim to the Administrative Agent for the benefit of the Secured Parties.

4.17                        Landlord’s Access Agreements; Bailee Letters.  Each Grantor shall use commercially reasonable efforts to obtain a bailee letter, landlord access agreement and/or landlord’s lien waiver, as applicable, from all such bailee and landlords, as applicable, who from time to time have possession of any Collateral with a fair market value in excess of $500,000, if reasonably requested by the Administrative Agent.

ARTICLE V

RIGHTS, DUTIES AND POWERS OF ADMINISTRATIVE AGENT

The Administrative Agent shall have the following rights, duties and powers:

5.01                        Discharge Encumbrances.  After the occurrence and during the continuance of an Event of Default, the Administrative Agent may (but shall not be obligated to), at its option, discharge any taxes, Liens, security interests or other encumbrances at any time levied or placed on the Collateral, and may (but shall not be obligated to) pay for insurance on the Collateral to the extent required by this Agreement or the Loan Documents and not obtained by the Grantors.  Each Grantor agrees to reimburse the Administrative Agent upon demand for any payment so made, plus interest thereon from the date of the Administrative Agent’s demand at the rate determined in accordance with Section 5.1(b) of the Credit Agreement.

5.02                        Licenses and Rights to Use Collateral.  After the occurrence and during the continuance of an Event of Default, in connection with any transfer or sale (to the Administrative Agent or any other Person) of the Collateral, the Administrative Agent is hereby granted an irrevocable, transferable, worldwide license or other right to use, assign, license or sublicense, without any royalty or charge, any of Grantors’ Intellectual Property in completing production, advertising or selling such Collateral.  After the occurrence and during the continuance of an Event of Default, the Grantors’ rights under all licenses and franchise agreements shall inure to the benefit of the Administrative Agent and any transferee of all or any part of the Collateral.  Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

5.03                        Cumulative and Other Rights.  The rights, powers and remedies of the Administrative Agent hereunder are in addition to all rights, powers and remedies given by law or in equity.  The exercise by the Administrative Agent of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights, powers and remedies, including, without limitation, any other rights of set-off (which set-off rights may be exercised only after the occurrence and during the continuance of an Event of Default).  If any of the

Secured Obligations are given in renewal, extension for any period or rearrangement, or applied toward the payment of debt secured by any Lien, the Administrative Agent shall be, and is hereby, subrogated to all the rights, titles, interests and liens securing the debt so renewed, extended, rearranged or paid.

5.04                        Disclaimer of Certain Duties.

(a)                                 The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account.

(b)                                 The powers conferred upon the Administrative Agent by this Agreement are to protect its interest in the Collateral and shall not impose any duty upon the Administrative Agent to exercise any such powers.  To the extent permitted by applicable law, each Grantor hereby agrees that the Administrative Agent shall not be liable for, nor shall the indebtedness evidenced by the Secured Obligations be diminished by, the Administrative Agent’s delay or failure to collect upon, foreclose, sell, take possession of or otherwise obtain value for the Collateral.  Nothing herein shall affect any obligation of the Administrative Agent to the Secured Parties or under applicable Law.

(c)                                  To the fullest extent permitted by applicable law, the Administrative Agent shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any of the Collateral or the Secured Obligations, or to take any steps reasonably necessary to preserve any rights against any Obligor, Account Debtor or other Person.  Each Grantor waives any right of marshaling in respect of any and all of the Collateral, and waives any right to require the Administrative Agent to proceed against any Obligor, Account Debtor or other Person, exhaust any of the Collateral or enforce any other remedy which the Administrative Agent now has or may hereafter have against any Obligor or other Person.

5.05                        Modification of Secured Obligations; Other Security.  Except as specifically provided for in the Loan Documents, each Grantor waives (i) any and all notice of acceptance, creation, modification, rearrangement, renewal or extension for any period of any instrument executed by any Obligor in connection with the Secured Obligations and (ii) any defense of any Obligor by reason of disability, lack of authorization, cessation of the liability of any Obligor or for any other reason (other than Payment in Full of the Secured Obligations).  Each Grantor authorizes the Administrative Agent, without notice or demand and without any reservation of rights against such Grantor and without affecting such Grantor’s liability hereunder or on the Secured Obligations, from time to time to (x) after the occurrence and during the continuance of an Event of Default, apply the Collateral in the manner permitted by this Agreement or the Loan Documents and (y) after the occurrence and during the continuance of an Event of Default, renew, extend for any period, accelerate, amend or modify, supplement, enforce, compromise, settle; waive or release the obligations of any Obligor or any instrument or agreement of such other Person with respect to any or all of the Secured Obligations or the Collateral.

5.06                        Investment Related Property.

(a)                                 Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

(b)                                 If the Administrative Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Administrative Agent all such information as the Administrative Agent may reasonably request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Administrative Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.  Each Grantor agrees to use its commercially reasonable best efforts to do or cause to be done all such other acts as may be necessary or that the Administrative Agent may reasonably request to make such sale or sales of all or any portion of the Pledged Equity Interests or the Pledged Debt under this Agreement valid and binding and in compliance with any and all other applicable requirements of any Governmental Authority.

ARTICLE VI

EVENTS OF DEFAULT

6.01                        Remedies.  Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may (with no obligation to do so) take any or all of the following actions without notice (except where expressly required below or in the Credit Agreement) or demand to the Grantors:

(a)                                 Take possession of the Collateral, or at Administrative Agent’s request, each Grantor shall, at such Grantor’s cost, assemble the Collateral or portion of the Collateral and make it available at a location to be specified by the Administrative Agent which is reasonably convenient to such Grantor and the Administrative Agent.  In any event, each Grantor shall bear the risk of accidental loss or damage to or diminution in value of the Collateral, and the Administrative Agent shall have no liability whatsoever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to risk insured.

(b)                                 Sell, in one or more sales and in one or more parcels, or otherwise dispose of any or all of the Collateral in its then condition or in any other commercially reasonable manner as the Administrative Agent may elect, in a public or private transaction, at any location as deemed reasonable by the Administrative Agent (including, without limitation, any Grantors’ premises), for cash at such price as the Administrative Agent may deem fair, and (unless prohibited by the Code, as adopted in any applicable jurisdiction or other applicable law) the Administrative Agent may be the purchaser of any or all of the Collateral so sold and may apply upon the purchase price therefor any Secured Obligations secured hereby.  Any such sale or transfer by the Administrative Agent either to itself or to any other Person shall be absolutely free from any claim of right by any Grantor, including any equity or right of redemption, stay or appraisal which any Grantor has or may have under any rule of law, regulation or statute now existing or hereafter adopted.  Upon any such sale or transfer, the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred.  It shall not be necessary that the Collateral or any part thereof be present at the location of any such sale or transfer.  The Administrative Agent may, at its discretion, provide for a public sale, and any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale.  The Administrative Agent shall not be obligated to make any sale pursuant to any such notice.  The Administrative Agent may, without notice or publication, adjourn any public or private sale by announcement at any time and place fixed for such sale, and such sale may be made at any time or place to which the same may be so adjourned.  In the event any sale or transfer hereunder is not completed or is defective in the opinion of the Administrative Agent, such sale or transfer shall not exhaust the rights of the Administrative Agent hereunder, and the Administrative Agent shall have the right to cause one or more subsequent sales or transfers to be made hereunder.  If only part of the Collateral is sold or transferred such that the Secured Obligations remain outstanding (in whole or in part), the Administrative Agent’s rights and remedies hereunder shall not be exhausted, waived or modified, and the Administrative Agent is specifically empowered to make one or more successive sales or transfers until all the Collateral shall be sold or transferred and all the Secured Obligations are paid.  In the event that the Administrative Agent elects not to sell the Collateral, the Administrative Agent retains its rights to lease or otherwise dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Secured Obligations.  Each and every method of disposition of the Collateral described in this subsection or in Section 6.01(e) shall constitute disposition in a commercially reasonable manner.  If the Administrative Agent sells any of the Collateral upon credit, the Grantors will be credited only with payments actually made by purchaser and received by the Administrative Agent and applied to indebtedness of the purchaser.  In the event the purchaser fails to pay for the Collateral, the Administrative Agent may resell such Collateral and the Grantors shall be credited with proceeds of the sale.

The Administrative Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to this Article VI conducted in accordance with the requirements of applicable laws.  The Grantor hereby waives any claims against

Administrative Agent and the other Secured Parties arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree, provided that such private sale is conducted in accordance with applicable laws and this Agreement.  Each Grantor hereby agrees that in respect of any sale of any of the Collateral pursuant to the terms hereof, Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable laws, or in order to obtain any required approval of the sale or of the purchaser by any governmental authority or official, and each Grantor further agrees that such compliance shall not, in and of itself, result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Administrative Agent be liable or accountable to any Grantor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

(c)                                  Take possession of all books and records of the Grantors pertaining to the Collateral.  The Administrative Agent shall have the authority to enter upon any real property or improvements thereon in order to obtain any such books or records, or any of the Collateral located thereon, and remove the same therefrom without liability (other than arising from the gross negligence or willful misconduct of the Administrative Agent), subject in each case to any landlord agreement or bailee agreement then in effect with respect to such real property.

(d)                                 Apply proceeds of the disposition of the Collateral to the Secured Obligations in any manner elected by the Administrative Agent and permitted by the Code or otherwise permitted by Law or in equity and in accordance with the provisions of Section 10.4 of the Credit Agreement.  Such application may include, without limitation, the expenses of retaking, holding, preparing for sale or other disposition, and the attorneys’ fees and legal expenses incurred by the Administrative Agent.

(e)                                  Appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer by the Administrative Agent of the Collateral.  Additionally, any sale or transfer hereunder may be conducted by an auctioneer or any officer or agent of the Administrative Agent.

(f)                                   Execute, assign and endorse negotiable and other instruments for the payment of money, documents of title or other evidences of payment, shipment or storage for any form of the Collateral on behalf of and in the name of each Grantor; provided, however, the Administrative Agent may specifically disclaim any warranties of title.

(g)                                  Notify or require each Grantor to notify Account Debtors that the Collateral has been assigned to the Administrative Agent and direct such Account Debtors to make payments on the Collateral directly to the Administrative Agent.  To the extent the Administrative Agent does not so elect, each Grantor shall continue to collect such Collateral from such Grantor’s Account Debtors.  The Administrative Agent or its designee shall also have the right, in its own name or in the name of each Grantor, to do any of the following:  (i) to demand, collect, receipt for, settle, compromise any amounts due, give acquittances for, prosecute or defend any action which may be in relation to any monies due, or to become due by virtue of, the Collateral; (ii) to sell, transfer or assign or otherwise deal in the Collateral or the proceeds thereof or the related goods, as fully and effectively as if the Administrative Agent were the absolute owner thereof; (iii) to extend the time of payment of any of the Collateral, to grant waivers and make any allowance or other adjustment with reference thereto; (iv) to take control of cash and other proceeds of any of the Collateral; (v) to send a request for verification of the Collateral to any Account Debtor; and (vi) to do all other acts and things necessary to carry out the intent of this Agreement.

(h)                                 The Administrative Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits to foreclose the security interest and sell the Collateral or any portion thereof under a judgment of a court or courts of competent jurisdiction.  Each Grantor agrees that the Administrative Agent may cause the Collateral to be seized and sold under executory or ordinary process, at the Administrative Agent’s sole option, without appraisement, appraisement hereby being expressly waived, as an entirety or in parcels as the Administrative Agent may determine, to the highest bidder for cash, and otherwise exercise the rights, powers and remedies afforded herein and under applicable Law.  Any and all declarations of fact made by authentic act before a Notary Public in the presence of two witnesses by a person declaring that such facts lie within his knowledge shall constitute authentic evidence of such facts for the purpose of executory process.

(i)                                     Exercise all other rights and remedies permitted by Law or in equity.

6.02                        Attorney-in-Fact.  Each Grantor hereby irrevocably appoints the Administrative Agent as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent’s discretion upon the occurrence and during the continuance of an Event of Default, but at such Grantor’s cost and expense and without notice to such Grantor (except as specifically provided herein):

(a)                                 To obtain, adjust, sell and cancel any insurance with respect to the Collateral, and endorse any draft drawn by insurers of the Collateral.  The Administrative Agent may apply any proceeds or unearned premiums of such insurance to the Secured Obligations (whether or not due);

(b)                                 To take any action and to execute any assignment, certificate, financing statement, notification, document or instrument which the Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Grantor representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same;

(c)                                  To prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in any Intellectual Property in the name of such Grantor as debtor, including applicable Intellectual Property Security Agreements;

(d)                                 To take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Administrative Agent in its sole discretion, any such payments made by the Administrative Agent to become obligations of such Grantor to the Administrative Agent, due and payable immediately without demand;

(e)                                  Generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Administrative Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do; and

(f)                                   Without limitation to the rights or authority of the Administrative Agent hereunder, the Administrative Agent shall have no obligation to undertake any of the foregoing actions, and, if it takes any such action in accordance with this Agreement it shall have no liability to any Grantor to continue the same or for the sufficiency or adequacy thereof.

6.03                        [Reserved].

6.04                        Liability for Deficiency.  If any sale or other disposition of the Collateral by the Administrative Agent or any other action of the Administrative Agent hereunder results in reduction of the Secured Obligations, such action will not release any Grantor from its liability to the Administrative Agent for any unpaid Secured Obligations, including costs, charges and expenses incurred in the liquidation of the Collateral, together with interest thereon at the rate then applicable under the Loan Documents, and the same shall be immediately due and payable to the Administrative Agent at the Administrative Agent’s address set forth in the Credit Agreement.

6.05                        Reasonable Notice.  If any applicable provision of any Law requires the Administrative Agent to give reasonable notice of any sale or disposition or other action, each Grantor hereby agrees that ten days’ prior written notice shall constitute reasonable notice thereof.  Such notice, in the case of public sale, shall state the time and place fixed for such sale and in the case of private sale, the time after which such sale is to be made.

6.06                        Non-judicial Enforcement.  The Administrative Agent may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by Law each Grantor expressly waives any and all legal rights which might otherwise require the Administrative Agent to enforce its rights by judicial process.

6.07                        Grantors Remain Liable.  Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under and in respect of the Collateral and nothing contained herein is intended as or shall be a delegation of duties to the Administrative Agent or any other Secured Party, (ii) each Grantor shall remain liable under and each of the agreements included in the Collateral, including any Accounts Receivable, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related hereto nor shall the Administrative Agent nor any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including any agreements relating to any Accounts Receivable, any Contracts or any agreements relating to Pledged Partnership Interests or Pledged LLC Interests and (iii) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, including any agreements relating to any Accounts Receivable, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests.

ARTICLE VII

MISCELLANEOUS PROVISIONS

7.01                        Notices.  Any notice required or permitted to be given under or in connection with this Agreement shall be given in accordance with the notice provisions of the Credit Agreement.

7.02                        Amendments and Waivers.  The Administrative Agent’s acceptance of partial or delinquent payments or any forbearance, failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed a waiver of any obligation of any Grantor or any Obligor, or of any right, power or remedy of the Administrative Agent, and no partial exercise of any right, power or remedy shall preclude any other or further exercise thereof.  The Administrative Agent may remedy any Event of Default without waiving the Event of Default so remedied.  Each Grantor hereby agrees that if the Administrative Agent agrees to a waiver of any provision hereunder, or an exchange of or release of the Collateral or the addition or release of any Obligor or other Person, any such action shall not constitute a waiver of any of the Administrative Agent’s other rights or of such Grantor’s obligations hereunder.  This Agreement may be amended only by an instrument in writing executed jointly by each Grantor and the Administrative Agent and may be supplemented only by documents delivered or to be delivered in accordance with the express terms hereof subject to any consents required under Section 12.2 of the Credit Agreement.

7.03                        Reserved.

7.04                        Possession of Collateral.  The Administrative Agent shall be deemed to have possession of any of the Collateral in transit to it or set apart for it (or, in either case, any of its agents, affiliates or correspondents); provided, the applicable Grantor shall be responsible for risk of loss during transit.

7.05                        Redelivery of Collateral.  If any sale or transfer of the Collateral by the Administrative Agent results in full satisfaction of the Secured Obligations, and after such sale or transfer and discharge there remains a surplus of proceeds, the Administrative Agent will promptly deliver to each Grantor such Grantor’s share (pro-rata according to such Grantor’s portion of the Collateral sold or transferred in accordance with the above) of the excess proceeds in a commercially reasonable time; provided, however, that the Administrative Agent shall not be liable for any interest, cost or expense in connection with any reasonable delay in delivering such proceeds to each Grantor.

7.06                        Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)                                 This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York (except to the extent that the laws of any other jurisdiction govern the perfection and priority of the security interests granted hereby).

(b)                                 THE PROVISIONS OF SECTIONS 12.5(b), 12.5(c), 12.5(d) AND 12.6 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY THIS REFERENCE MUTATIS MUTANDIS AND SUCH INCORPORATION SHALL SURVIVE ANY TERMINATION OF THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS.

7.07                        Continuing Collateral Agreement.

(a)                                 Except as may be expressly applicable pursuant to Section 9-620 of the Code (or any successor provision), no action taken or omission to act by the Administrative Agent hereunder, including, without limitation, any action taken or inaction pursuant to Section 6.01 hereof, shall be deemed to constitute a retention of the Collateral in satisfaction of the Secured Obligations or otherwise to be in full satisfaction of the Secured Obligations, and the Secured Obligations shall remain in full force and effect, until the Administrative Agent shall have applied payments (including, without limitation, collections from Collateral) towards the Secured Obligations in the full amount then outstanding or until such subsequent time as is hereinafter provided in subsection (b) below.

(b)                                 To the extent that any payments on the Secured Obligations or proceeds of the Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent the Secured Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received by the Administrative Agent, and the Administrative Agent’s security interests, rights, powers and remedies hereunder shall continue in full force and effect.  In such event, this Agreement shall be automatically reinstated if it shall theretofore have been terminated pursuant to Section 7.09.

7.08                        Termination.

(a)                                 Upon the Payment in Full of the Secured Obligations, the Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors.  At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b)                                 If any of the Collateral shall be sold or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement to a Person that is not a Grantor, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably requested by such Grantor for the release of the Liens created hereby on such Collateral.  At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Equity Interests in such Guarantor shall be sold or otherwise disposed of in a transaction permitted by the Credit Agreement to a Person that is not a Grantor; provided that the Borrower shall have delivered to the Administrative Agent, at least five (5) Business Days (or such shorter period as the Administrative Agent may agree in writing) prior to the date of the proposed release (or such shorter time as the Administrative Agent may agree), a written request for such release identifying the relevant Subsidiary Guarantor, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and any other applicable Loan Documents.  All releases or other documents delivered by the Administrative Agent pursuant to this Section 7.08(b) shall be without recourse to, or warranty by, the Administrative Agent.

(c)                                  Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement originally filed in connection herewith without the prior written consent of the Administrative Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the New York UCC.

7.09                        Counterparts; Effectiveness.  This Agreement may be executed in two or more counterparts.  Each counterpart is deemed an original, but all such counterparts taken together constitute one and the same instrument.  This Agreement becomes effective upon the execution hereof by each Grantor and delivery of the same to the Administrative Agent, and it is not necessary for the Administrative Agent to execute any acceptance hereof or otherwise signify or express its acceptance hereof.

7.10                        No Personal Liability of Directors, Officers, Employees and Stockholders.  No past, present or future director, officer, employee, incorporator or stockholder of any Grantor as such or any successor Person, as such, shall have any liability for any obligations of such Grantor under the Loan Documents or this Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation.

7.11                        Administrative Agent.  Wells Fargo Bank, National Association is acting hereunder solely in its capacity as administrative agent under the Credit Agreement, and all of the rights, protections, benefits, indemnities and immunities of the Administrative Agent set forth in the Credit Agreement shall apply to the Administrative Agent’s actions hereunder.  Any act, or refusal to act, hereunder requiring the Administrative Agent to exercise discretion shall be exercised in accordance with the terms of the Credit Agreement.  The permissive authorizations, entitlements, powers and rights (including the right to request that a Grantor take an action or deliver a document) granted to the Administrative Agent herein shall not be construed as duties.  Any successor administrative agent appointed pursuant to the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.

7.12                        Additional Grantors.  From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a supplement to this Agreement (a “Collateral Agreement Supplement”) in the form attached hereto as Exhibit E.  Upon delivery of any such Collateral Agreement Supplement to the Administrative Agent, notice of which is hereby waived by the Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto.  Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Administrative Agent not to cause any Subsidiary of the Borrower to become an Additional Grantor hereunder.  This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

7.13                        Acknowledgments and Agreements by Grantors and each issuer of Pledged Equity Interests.

(a)                                 Each Grantor hereby authorizes and instructs each issuer of any Pledged Equity Interest pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each such issuer shall be fully protected in so complying, and (ii) upon any such instruction upon the occurrence and during the continuance of an Event of Default (and upon any notice required hereunder), pay any dividends or other payments with respect to the Investment Related Property, including Pledged Equity Interests, directly to the Administrative Agent.

(b)                                 Each Grantor and each issuer of Pledged Equity Interests hereby irrevocably (i) consents to the grant of the security interests by the Grantors described herein, (ii) consents to any transfer or conveyance of the Collateral to the Administrative Agent or its designee or any other person pursuant to Administrative Agent’s exercise of any of its rights and remedies under this Agreement or any of the other Loan Documents, or at law or in equity, (iii) agrees that any rights of first or last refusal or first or last offer or any similar rights shall not apply to such grant or to any transfer or conveyance of any of the Collateral to the Administrative Agent or its designee or any other person pursuant to an exercise of the Administrative Agent’s rights and remedies under this Agreement or any of the other Loan Documents, or at Law or in equity, (iv) consents to the admission of any transferee, upon any transfer of any of the Collateral to such transferee pursuant to an exercise of the Administrative Agent’s rights and remedies, as a member or partner (including as the sole or managing member or general partner) of the applicable limited liability company or partnership, and (v) agrees that all terms and conditions in the certificates of formation, certificates of partnership, operating agreements, partnership agreements and similar documents and agreements of the each issuer of Pledged Equity Interests applicable to the pledge of any Collateral, the enforcement thereof, the transfer of any Collateral or the admission of any transferee of any Collateral as a member or partner (including as the sole or managing member or general partner) of any limited liability company or partnership that contradict or conflict with the foregoing are hereby waived, amended and/or superseded to the extent necessary to permit and reflect the foregoing agreements.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered as of the date first set forth above.

GRANTORS:

US ECOLOGY, INC.,
a Delaware corporation

By:
Name:
Title:

AMERICAN ECOLOGY ENVIRONMENTAL SERVICES CORPORATION,
a Texas corporation

By:
Name:
Title:

AMERICAN ECOLOGY RECYCLE CENTER, INC.,
a Delaware corporation

By:
Name:
Title:

US ECOLOGY FIELD SERVICES, INC.,
a Delaware corporation

By:
Name:
Title:

[Signature Page to Collateral Agreement]

US ECOLOGY IDAHO, INC.,
a Delaware corporation

By:
Name:
Title:

US ECOLOGY ILLINOIS, INC.,
a California corporation

By:
Name:
Title:

US ECOLOGY MICHIGAN, INC.,
a Michigan corporation

By:
Name:
Title:

US ECOLOGY NEVADA, INC.,
a Delaware corporation

By:
Name:
Title:

US ECOLOGY TEXAS, INC.,
a Delaware corporation

By:
Name:
Title:

[Signature Page to Collateral Agreement]

US ECOLOGY WASHINGTON, INC.,
a Delaware corporation

By:
Name:
Title:

[Signature pages continue on next page]

[Signature Page to Collateral Agreement]

1045 PENNSYLVANIA AVE, LLC,
a New Jersey limited liability company

By:
Name:
Title:

ALLSTATE POWER VAC, INC.,
a New York corporation

By:
Name:
Title:

ENVIRITE OF ILLINOIS, INC.,
a Delaware corporation

By:
Name:
Title:

ENVIRITE OF OHIO, INC.,
a Delaware corporation

By:
Name:
Title:

ENVIRITE OF PENNSYLVANIA, INC.,
a Delaware corporation

By:
Name:
Title:

[Signature Page to Collateral Agreement]

ENVIRITE TRANSPORTATION LLC,
an Ohio limited liability company

By:
Name:
Title:

EQ ALABAMA, INC.,
a Michigan corporation

By:
Name:
Title:

EQ AUGUSTA, INC.,
a Michigan corporation

By:
Name:
Title:

EQ DETROIT, INC.,
a Michigan corporation

By:
Name:
Title:

EQ FLORIDA, INC.,
a Michigan corporation

By:
Name:
Title:

[Signature Page to Collateral Agreement]

EQ HOLDINGS, INC.,
a Delaware corporation

By:
Name:
Title:

EQ INDUSTRIAL SERVICES, INC.,
a Michigan corporation

By:
Name:
Title:

EQ METALS RECOVERY LLC,
an Ohio limited liability company

By:
Name:
Title:

EQ MOBILE RECYCLING, INC.,
a Michigan corporation

By:
Name:
Title:

EQ NORTHEAST, INC.,
a Massachusetts corporation

By:
Name:
Title:

[Signature Page to Collateral Agreement]

EQ OKLAHOMA, INC.,
a Michigan corporation

By:
Name:
Title:

EQ PARENT COMPANY, INC.,
a Delaware corporation

By:
Name:
Title:

EQ RESOURCE RECOVERY, INC.,
a Michigan corporation

By:
Name:
Title:

EQ THE ENVIRONMENTAL QUALITY COMPANY,
a Michigan corporation

By:
Name:
Title:

MICHIGAN DISPOSAL, INC.,
a Michigan corporation

By:
Name:
Title:

[Signature Page to Collateral Agreement]

PIPEVISION TECHNOLOGIES LLC,
a New York limited liability company

By:
Name:
Title:

RTF ROMULUS, LLC,
a Michigan limited liability company

By:
Name:
Title:

VAC — ALL SERVICE, INC.,
a Michigan corporation

By:
Name:
Title:

WAYNE DISPOSAL, INC.,
a Michigan corporation

By:
Name:
Title:

WAYNE ENERGY RECOVERY, INC.,
a Michigan corporation

By:
Name:
Title:

[Signature Page to Collateral Agreement]

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

[Signature Page to Collateral Agreement]

EXHIBIT A

TO COLLATERAL AGREEMENT

GRANTORS

GENERAL INFORMATION

(A)                               Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#	Tax I.D. #

(B)

Grantor	Location of Collateral	Location of Records Concerning Collateral

(C)                               Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name

(D)                               Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change

Exhibit A-1

EXHIBIT B

TO COLLATERAL AGREEMENT

INTELLECTUAL PROPERTY

(A)                       Copyrights

Grantor	Jurisdiction	Title of Work	Registration Number (if any)	Registration Date (if any)

(B)                       Copyright Licenses

Grantor	Description of Copyright License	Registration Number (if any) of underlying Copyright	Name of Licensor

(C)                       Patents

Grantor	Jurisdiction	Title of Patent	Patent Number/(Application Number)	Issue Date/(Filing Date)

(D)                       Patent Licenses

Grantor	Description of Patent License	Patent Number of underlying Patent	Name of Licensor

(E)                        Trademarks

Grantor	Jurisdiction	Trademark	Registration Number/(Serial Number)	Registration Date/(Filing Date)

Exhibit B-1

(F)                         Trademark Licenses

Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor

(G)                       Trade Secret Licenses

Grantor	Description of Trade Secret License	Name of Licensor

Exhibit B-2

EXHIBIT C

TO COLLATERAL AGREEMENT

FINANCING STATEMENTS

[attached]

Exhibit C-1

EXHIBIT D

TO COLLATERAL AGREEMENT

ACCOUNTS, PLEDGED EQUITY INTERESTS, INSTRUMENTS,

COMMERCIAL TORT CLAIMS & LETTERS OF CREDIT

(A)   Accounts

Securities Account:

Grantor	Share of Securities Intermediary	Account Number	Account Name

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

Commodity Contracts and Commodity Accounts:

Grantor	Name of Commodity Intermediary	Account Number	Account Name

(B)   Pledged Equity Interests

Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company

Exhibit D-1

Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Partnership Interests of the Partnership

Trust Interests or other Equity Interests not listed above:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Trust Interests of the Trust

(C)   Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

(D) Instruments

Grantor	Instruments

(E) Commercial Tort Claims

Grantor	Commercial Tort Claims

(F) Letter of Credit Rights

Beneficiary	Account Name and Number	Principal Amount of Instrument	Expires

Exhibit D-2

EXHIBIT E

TO COLLATERAL AGREEMENT

FORM OF

COLLATERAL AGREEMENT SUPPLEMENT

This COLLATERAL AGREEMENT SUPPLEMENT (this “Agreement”), dated [mm/dd/yy], is delivered by [NAME OF GRANTOR], a [NAME OF STATE OF INCORPORATION] [corporation] [limited liability company] [limited partnership], (the “Additional Grantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the benefit of the Secured Parties (as defined in the Collateral Agreement (as defined below)) (together with its successors and assigns in such capacity, the “Administrative Agent”).  Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Collateral Agreement.

RECITALS:

WHEREAS, US Ecology, Inc. and certain of its Subsidiaries (other than the Additional Grantor) have entered into that certain Collateral Agreement, dated as of June 17, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Secured Parties;

WHEREAS, the agreements, documents and instruments related to the Secured Obligations secured by the Collateral Agreement require the Additional Grantor to become a party to the Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Agreement in order to become a party to the Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.              Collateral Agreement.  By executing and delivering this Agreement, the Additional Grantor, as provided in Section 7.12 of the Collateral Agreement, hereby becomes a party to the Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.  The information set forth in the attached Supplements to Exhibits is hereby added to the information set forth in Exhibits A-D to the Collateral Agreement.  The Additional Grantor hereby represents and warrants that (a) each of the representations and warranties contained in Section 3 of the Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Agreement) as if made by the Additional Grantor on and as of such date, and (b) the attached Supplements to Exhibits accurately and completely set forth all additional information required to be provided pursuant to the Collateral Agreement.

2.              Grant of Security Interest.  The Additional Grantor hereby confirms the grant to the Administrative Agent set forth in the Collateral Agreement of, and does hereby grant to

Exhibit E-1

the Administrative Agent for the benefit of the Secured Parties, a security interest in all of the Additional Grantor’s right, title and interest in, to and under all Collateral, in each case whether now or hereafter existing or in which the Additional Grantor now has or hereafter acquires an interest and wherever the same may be located, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

3.              GOVERNING LAW.  This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York (except to the extent that the laws of any other jurisdiction govern the perfection and priority of the security interests granted hereby).

IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF ADDITIONAL GRANTOR]

By:
Name:
Title:

Exhibit E-2

Supplement to Exhibit A

Additional Information:

GENERAL INFORMATION

(A)                               Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#	Tax I.D. #

(B)

Grantor	Location of Collateral	Location of Records Concerning Collateral

(C)                               Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name

(D)                               Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change

Exhibit E-3

Supplement to Exhibit B

Intellectual Property

(A)        Copyrights

Grantor	Jurisdiction	Title of Work	Registration Number (if any)	Registration Date (if any)

(B)        Copyright Licenses

Grantor	Description of Copyright License	Registration Number (if any) of underlying Copyright	Name of Licensor

(C)        Patents

Grantor	Jurisdiction	Title of Patent	Patent Number/(Application Number)	Issue Date/(Filing Date)

(D)        Patent Licenses

Grantor	Description of Patent License	Patent Number of underlying Patent	Name of Licensor

(E)        Trademarks

Grantor	Jurisdiction	Trademark	Registration Number/(Serial Number)	Registration Date/(Filing Date)

Exhibit E-4

(F)        Trademark Licenses

Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor

(G)        Trade Secret Licenses

Grantor	Description of Trade Secret License	Name of Licensor

Exhibit E-5

Supplement to Exhibit C

Financing Statements

[attached]

Exhibit E-6

Supplement to Exhibit D

Accounts, Pledged Equity Interests, Instruments, Commercial Tort Claims & Letters of Credit

(A) Accounts

Securities Account:

Grantor	Share of Securities Intermediary	Account Number	Account Name

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

Commodity Contracts and Commodity Accounts:

Grantor	Name of Commodity Intermediary	Account Number	Account Name

(B) Pledged Equity Interests

Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company

Exhibit E-7

Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Partnership Interests of the Partnership

Trust Interests or other Equity Interests not listed above:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Trust Interests of the Trust

(C)   Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

(D) Instruments

Grantor	Instruments

(E) Commercial Tort Claims

Grantor	Commercial Tort Claims

(F) Letter of Credit Rights

Beneficiary	Account Name and Number	Principal Amount of Instrument	Expires

Exhibit E-8

EXHIBIT F

TO COLLATERAL AGREEMENT

FORM OF

PERFECTION CERTIFICATE

[TO BE ATTACHED]

Exhibit F-1